4th AMENDMENT OF EXCLUSIVE LICENSE AGREEMENT

This 4th Amendment to the Exclusive License Agreement (hereinafter called “Amendment”), to be effective as of the 24th day of January, 2008, is by and between Protea Biosciences, Inc., a Delaware corporation having its principal place of business at 955 Hartman Run Road #210, Morgantown, WV 26507, (hereinafter referred to as “LICENSEE”) and West Virginia University Research Corporation (hereinafter referred to as “LICENSOR”), a nonprofit West Virginia corporation having its principal place of business at Chestnut Ridge Research Building, 886 Chestnut Ridge Road, PO Box 6216, Morgantown, WV 26506-6216, acting for and on behalf of West Virginia University (“WVU”).

WHEREAS, LICENSOR has developed or is developing and owns certain new technologies defined in the Appendix to the Exclusive License Agreement;

WHEREAS, LICENSEE has an exclusive option on the “Subject Technology” (as defined in the Agreement) resulting from an Exclusive Option Agreement signed by the Parties on 12/21/05;

WHEREAS, the Parties have signed an Exclusive License Agreement on the “Subject Technology” and have a desire to update the “Fields of Invention” by adding two fields;

WHEREAS, LICENSOR is willing to grant a new worldwide, exclusive license on the terms set forth herein to the “Subject Technology” to LICENSEE in this Agreement; and

WHEREAS, LICENSEE desires to obtain said worldwide, exclusive, license to the Subject Technology by the newly assigned Principal Investigator;

NOW, THEREFORE, WITNESSETH, that for and in consideration of the mutual promises and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Parties hereto expressly agree as follows:

1.           The following field shall be added to the APPENDIX as APPENDIX V:
APPENDIX V (SUBJECT TECHNOLOGY V);
FIELD OF INVENTION—FUNCTIONALIZED MICROCANTILEVER SENSOR AND ASSOCIATED METHOD FOR DETECTION OF TARGETED ANALYTES; PRINCIPAL INVESTIGATORS Daniel Flynn, PhD., Peter Gannett, David Lederman, and Odille Myers.

2.           The “APPENDIX” shall be amended as if the same had been originally set forth therein as follows.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement in multiple originals by their duly authorized officers and representatives on the respective dates shown below, but effective as of the Agreement Date.

WEST VIRGINIA UNIVERSITY
RESEARCH CORPORATION, Licensor

	Sign:	/s/ Bruce Sparks

Dated: Jan. 24, 2008	Title:	Director of Technology Transfer

Stephen Turner
Licensee

	Sign:	/s/ Stephen Turner

Dated: 1-24-08	Title:	CEO

APPENDIX V (SUBJECT TECHNOLOGY V);
FIELD OF INVENTION—FUNCTIONALIZED MICROCANTILEVER SENSOR
AND ASSOCIATED METHOD FOR DETECTION OF TARGETED ANALYTES;
PRINCIPAL INVESTIGATORS Daniel Flynn, PhD., Peter Gannett, David
Lederman, and Odille Myers.

1. Disclosure #319—Detection of Cancer Marker Proteins via functionalized Cantilevers.

2. Disclosure #423—Functionalized Microcantilever Sensor and Associated Method for Detection of Targeted Analytes.